SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          December 2, 2004
                                                --------------------------------

                                KELLWOOD COMPANY
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               (Exact name of registrant as specified in charter)


         Delaware                   001-07340                    36-2472410
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(State of other jurisdiction       (Commission                 (IRS Employer
   of incorporation)               File Number)              Identification No.)



600 Kellwood Parkway, P.O. Box 14374, Chesterfield, Missouri       63017
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code    (314) 576-3100
                                                   -----------------------------





                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.                 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 2, 2004, the Registrant, acting through its duly authorized representative adopted the Kellwood Company Executive Deferred Compensation Plan II, effective as of January 1, 2005 and the Kellwood Company Deferred Compensation Plan II for Non-Employee Directors, effective January 1, 2005, copies of which are furnished herewith as Exhibits 99.1 and 99.2 to this Form 8-K and incorporated herein by reference.

Kellwood Company Executive Deferred Compensation Plan II
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The Registrant desires to provide deferred compensation benefits to certain employees of the Registrant and its subsidiaries by adopting an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees, as described in Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974.

Kellwood Company Deferred Compensation Plan II for Non-Employee Directors
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Prior to January 1, 2005, the Company maintained the Kellwood Company Deferred
Compensation Plan for Non-Employee Directors (the "Prior Plan"). The Prior Plan has been revised to provide that no deferrals may be made under that Plan for periods after December 31, 2004. The purpose of this Plan is to provide for deferrals after December 31, 2004 that comply with Section 409A of the Internal Revenue Code as added by the American Jobs Creation Act of 2004, and the Plan shall be interpreted accordingly.

Item 9.01                  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         99.1     Kellwood Company Executive Deferred Compensation Plan II

         99.2 Kellwood Company Deferred Compensation Plan II for Non-Employee Directors

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2004

                                            KELLWOOD COMPANY

                                            By: /s/ Thomas H. Pollihan
                                               ---------------------------------
                                                Thomas H. Pollihan
                                                Senior Vice President, Secretary
                                                and General Counsel